MANNING & NAPIER FUND, INC.

(the “Fund”)

Equity Income Series – Class S, I, W and Z

Income Series – Class S, I and Z

International Series – Class S, I, W and Z

(the “Series”)

Supplement dated August 22, 2019 to:

•	the Summary Prospectuses dated March 1, 2019 for the Series (“Summary Prospectuses”);

•	the Prospectuses dated March 1, 2019 for the Series (“Prospectuses”); and

•	the Statement of Additional Information dated March 1, 2019, as supplemented June 4, 2019, for the Series (“SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses, and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectuses, and SAI.

The Board of Directors of the Fund has voted to terminate the offering of shares of the Equity Income Series, the Income Series and the International Series and instructed the officers of the Fund to take all steps necessary to completely liquidate each Series. Accordingly, effective immediately, each Series will be closed to new investors. Effective November 6, 2019, each Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

Each Series will redeem all of its outstanding shares on or about November 20, 2019 and distribute the proceeds to its shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidations.

As shareholders redeem shares of each Series between the date of this supplement and the date of the final redemptions, and as each Series increases its cash position to facilitate redemptions, a Series may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, a Series may not be able to achieve its investment objectives during the period between the date of this supplement and the date of the final redemptions.

The Income Series, which generally pays dividends quarterly, will suspend its dividend scheduled for September in anticipation of its liquidating distribution.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp EI_INC_INTL Aug 2019